Provisions	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

Note 25	Provisions

FOR THE YEAR ENDED DECEMBER 31	NOTE	AROs	Other (1)	Total
January 1, 2020		199	132	331
Additions		21	95	116
Usage		(8)	(20)	(28)
Reversals		(1)	(1)	(2)
Discontinued operations	3	(9)	—	(9)
December 31, 2020		202	206	408
Current	22	15	38	53
Non-current	27	187	168	355
December 31, 2020		202	206	408
(1) Other includes environmental, legal, vacant space and other provisions.
AROs reflect management’s best estimates of expected future costs to restore current leased premises to their original condition prior to lease inception. Cash outflows associated with our ARO liabilities are generally expected to occur at the restoration dates of the assets to which they relate, which are long-term in nature. The timing and extent of restoration work that will be ultimately required for these sites is uncertain.